Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

             DISTRICT OF Delaware

In Re. Enjoy Technology, Inc.	§	Case No. 22-10580
§
	§	Lead Case No. 22-10580
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report			Chapter 11

Reporting Period Ended: 06/30/2022	Petition Date: 06/30/2022

Months Pending: 0	Industry Classification:	5	4	1	9

Reporting Method: Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):	0

Debtor’s Full-Time Employees (as of date of order for relief):	0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements

☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒ Statement of operations (profit or loss statement)

☐ Accounts receivable aging

☐ Postpetition liabilities aging

☐ Statement of capital assets

☐ Schedule of payments to professionals

☐ Schedule of payments to insiders

☒ All bank statements and bank reconciliations for the reporting period

☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Brendan J. Schlauch	Brendan J. Schlauch
Signature of Responsible Party	Printed Name of Responsible Party

07/21/2022
Date	Richards, Layton & Finger, P.A. One Rodney Square, 920 North King Street Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)

1

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$0

b. Total receipts (net of transfers between accounts)	$0	$0

c. Total disbursements (net of transfers between accounts)	$0	$0

d. Cash balance end of month (a+b-c)	$0	$0

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0

b. Accounts receivable over 90 days outstanding (net of allowance)	$0

c. Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0

d. Total current assets	$0

e. Total assets	$173,711,480

f. Postpetition payables (excluding taxes)	$0

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$0

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$0

k. Prepetition secured debt	$0

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$0

n. Total liabilities (debt) (j+k+l+m)	$0

o. Ending equity/net worth (e-n)	$173,711,480

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0

b. Cost of goods sold (inclusive of depreciation, if applicable)	$0

c. Gross profit (a-b)	$0

d. Selling expenses	$0

e. General and administrative expenses	$0

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$0

h. Interest	$0

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$0

k. Profit (loss)	$0	$0

UST Form 11-MOR (12/01/2021)	2

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total

Itemized Breakdown by Firm

		Firm Name	Role

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UST Form 11-MOR (12/01/2021)	3

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	4

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total

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UST Form 11-MOR (12/01/2021)	5

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	6

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

UST Form 11-MOR (12/01/2021)	7

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$0	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☐ No ☒

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐ No ☒

c. Were any payments made to or on behalf of insiders?	Yes ☐ No ☒

d. Are you current on postpetition tax return filings?	Yes ☒ No ☐

e. Are you current on postpetition estimated tax payments?	Yes ☒ No ☐

f. Were all trust fund taxes remitted on a current basis?	Yes ☒ No ☐

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☐ No ☒

h. Were all payments made to or on behalf of professionals approved by the court?	Yes ☐ No ☐ N/A ☒

i. Do you have: Worker’s compensation insurance?	Yes ☒ No ☐

If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

Casualty/property insurance?	Yes ☒ No ☐

If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

General liability insurance?	Yes ☒ No ☐

If yes, are your premiums current?	Yes ☒ No ☐ N/A ☐ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court?	Yes ☐ No ☒

k. Has a disclosure statement been filed with the court?	Yes ☐ No ☒

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930	Yes ☒ No ☐

UST Form 11-MOR (12/01/2021)	8

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

Part 8: Individual Chapter 11 Debtors (Only)

a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐ No ☒
m. If yes, have you made all Domestic Support Obligation payments?	Yes ☐ No ☐ N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Todd A. Zoha	Todd A. Zoha
Signature of Responsible Party	Printed Name of Responsible Party

Proposed CFO (Pending Bankruptcy Court approval)	07/21/2022
Title	Date

UST Form 11-MOR (12/01/2021)	9

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	10

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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NonBankruptcy1to50

NonBankruptcy51to100

UST Form 11-MOR (12/01/2021)	11

Debtor’s Name Enjoy Technology, Inc.	Case No. 22-10580

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UST Form 11-MOR (12/01/2021)	12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: ENJOY TECHNOLOGY, INC., et al,[1] Debtors.	) ) ) ) ) ) ) )	Chapter 11 Case No. 22-10580 (JKS) (Jointly Administered)
)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS,

METHODOLOGY AND DISCLAIMERS REGARDING

JUNE 30, 2022 MONTHLY OPERATING REPORT

The debtors and debtors in possession (the “Debtors”) in the above-captioned jointly administered chapter 11 cases (the “Chapter 11 Cases”) have prepared and filed the attached June 30, 2022 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors have prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Cases and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.

In preparing the MOR, the Debtors relied on financial data available from the limited books and records available to it at the time of such preparation, as well certain filings from the docket in the chapter 11 cases. Although the Debtors made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtors hereby reserves its rights to amend and supplement the MOR as may be necessary or appropriate.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number include: Enjoy Technology, Inc. (6891); Enjoy Technology Operating Corp. (4543); Enjoy Technology LLC (0230). The location of the Debtors’ service address in these chapter 11 cases is 3240 Hillview Avenue, Palo Alto, CA 94304.

[2]	The Debtors, and its agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR.

1

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtors and its advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

Part 1: Cash Receipts and Disbursements. The MOR presents the Debtors’ best estimates of receipts and disbursements for the one-day period on June 30, 2022. These cases commenced on June 30, 2022 and the Debtors’ first day motions were heard on July 1, 2022. As such Debtors had no authority to utilize any bank accounts or to make, and did not make, any disbursements on June 30, 2022.

Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtors’ unaudited and estimated Balance Sheets as of June 30, 2022. Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Part 3: Assets Sold or Transferred. No such transactions or activities occurred on June 30, 2022

Part 4: Income Statement (Statement of Operations). This MOR is derived from and presents the Debtors’ best estimates of their Statements of Operations for the one-day period on June 30, 2022. Please refer to the notes above for information about presentation and limitations that may exist in the MOR.

Part 5: Professional Fees and Expenses. The Debtors did not make any payments to any restructuring professionals (whether retained or anticipated to be retained) or any ordinary course professionals on the one-day period on June 30, 2022.

Part 6: Postpetition Taxes The Debtors collect, withhold, and incur sales, use, withholding, income, and property taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtors remit the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtors pay the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. On July 20, 2022, the Court entered an order [Docket No. 160] authorizing, but not directing, the Debtors to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. Accordingly, amounts presented on the MORs are assumed to be $0 related to the one-day period of June 30, 2022 covered by this report.

2

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Pro-Forma Balance Sheet for the Month Ended June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD Actual	100-Enjoy Technologies LLC	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp)	(No books / Assets / Liabilities at this entity) Enjoy Technology Operation Corp.
ASSETS

111000-CASH AND CASH EQUIVALENTS	2,985,000	0	0

111100-OPERATING CHECKING - US	454,985	0	0
111200-OPERATING CHECKING	15	0	0
111800-Investments	0	0	0
111900-RESTRICTED CASH	2,530,000	0	0

112000-RECEIVABLES	1,275,132	0	0

112100-ACCOUNTS RECEIVABLE	1,275,132	0	0
112110-Trade AR	1,299,250	0	0
112120-Unbilled Receivables	0	0	0
112130-Unapplied Receipt	(24,118)	0	0

114000-PREPAID, DEFERRED, AND OTHER ASSETS	8,270,494	173,711,480	0

114100-PREPAID EXPENSES	7,388,426	0	0
114110-Prepaid Insurance	6,120,749	0	0
114120-Prepaid Software and Subscriptions	801,864	0	0
114140-Prepaid Others	465,813	0	0
114200-OTHER ASSETS	881,933	0	0
114215-Security Deposit ST	600,000	0	0
114218-Deferred tax asset	0	0	0
114220-Other Receivables	281,933	0	0
114230-VAT Receivables	0	0	0
114231-GST Receivables	0	0	0
114232-HST Receivables	0	0	0
114300-ACCRUED REVENUE	0	0	0
114310-Unbilled Service Revenue	0	0	0
114600-INVESTMENT AND OTHER ASSETS	135	173,711,480	0
114610-Investment in Foreign Subsidiary	135	0	0
114620-Investment in US Subsidiary	0	173,711,480	0
114700-INTERCOMPANY RECEIVABLES	0	0	0
114710-Intercompany Receivable Enjoy (UK) Ltd	0	0	0
114711-Intercompany Receivable Enjoy Canada	0	0	0

TOTAL CURRENT ASSETS	12,530,626	173,711,480	0

NON-CURRENT ASSETS

125000-PROPERTY, PLANT AND EQUIPMENT	10,540,479	0	0

125100-FIXED ASSETS - GROSS	15,798,727	0	0
125110-Leasehold Improvements	12,738,664	0	0
125118-CIP: Leasehold Improvements	0	0	0
125119-Clearing: Leasehold Improvements	49,794	0	0
125120-Furniture and Fixtures	1,823,622	0	0
125128-CIP: Furniture and Fixtures	0	0	0
125129-Clearing: Furniture and Fixtures	0	0	0
125130-Computer Equipment	106,869	0	0
125150-Electronic Office Equipment	731,146	0	0
125158-CIP: Electronic Office Equipment	0	0	0
125160-Vehicles Purchased	65,708	0	0
125170-Vehicle Equipment	282,924	0	0
125200-ACCUMULATED DEPRECIATION	(6,279,432)	0	0
125210-AD: Leasehold Improvements	(4,933,186)	0	0
125220-AD: Furniture and Fixtures	(683,588)	0	0
125230-AD: Computer Equipment	(80,167)	0	0
125250-AD: Electronic Office Equipment	(329,784)	0	0
125260-AD: Vehicles Purchased	(65,373)	0	0
125270-AD: Vehicle Equipment	(102,235)	0	0
125280-AD: Internally developed Software	(85,099)	0	0
125300-CAPITALIZED SOFTWARE	1,021,184	0	0
125301-Capitalized internal-use software	1,021,184	0	0

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Pro-Forma Balance Sheet for the Month Ended June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD Actual	100-Enjoy Technologies LLC	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp)	(No books /Assets / Liabilities at this entity) Enjoy Technology Operation Corp.
126000-INTANGIBLE ASSETS EXCLUDING GOODWILL	816,667	0	0

126100-INTANGIBLE ASSETS	816,667	0	0

127000-OTHER ASSETS LONG TERM	31,633,975	0	0

127100-Deposits LT	1,370,000	0	0
127150-Security Deposit LT	2,185,551	0	0
127210-Public company issuance costs	0	0	0
127300-ROU Asset-Operating Leases	28,078,424	0	0

TOTAL NON-CURRENT ASSETS	42,991,121	0	0

TOTAL ASSETS	55,521,747	173,711,480	0

LIABILITIES
CURRENT LIABILITIES
211100-ACCOUNTS PAYABLE	9,780,284	0	0
211110-Trade AP	9,516,792	0	0
211111-American Express - Credit Card manual	42,496	0	0
211112-American Express - TradeshiftGo	79,124	0	0
211113-American Express - vBTA	57,885	0	0
211115-American Express - Car Rental	29,433	0	0
211116-SVB - Credit Card manual	54,554	0	0
211200-ACCRUED LIABILITIES	3,245,004	0	0
211210-Accrued Accounts Payable	2,877	0	0
211220-Accrued Expense	3,242,127	0	0
211300-EMPLOYEE-RELATED LIABILITIES	9,448,000	0	0
211310-Accrued Compensation	5,155,865	0	0
211311-FSA and HSA Contributions	58,377	0	0
211312-401K Contributions	1,808	0	0
211313-Payroll Taxes Clearing	1,206,971	0	0
211314-Payroll Net Pay Clearing	1,747,504	0	0
211315-Equity Tax Clearing	31,025	0	0
211380-Accrued Vacation	1,246,450	0	0
211400-TAXES PAYABLE	139,500	0	0
211410-Income Taxes	154,168	0	0
211420-Franchise Taxes	(14,668)	0	0
211430-Tax payable	0	0	0
211432-HST Payable 13%-15%	0	0	0
211490-VAT Payables	0	0	0
212000-DEBT AND CAPITAL LEASE OBLIGATIONS	9,912,416	0	0
212300-ROU Lease Liability S/T-Operating Leases	9,912,416	0
213000-DEFERRED REVENUE AND CREDITS	113,790	0	0
213110-Unbilled Credit Memos	113,790	0
215000-LIABILITIES AND OTHER DEBT	11,962,192	0	0
215100-Deferred Rent	0	0	0
215101-Refund Liability	11,815,000	0	0
215104-Interest payable	57,534	0	0
215105-Other payable	89,658	0	0
216000-RELATED PARTY LIABILITIES	(5,276,920)	0	0
216100-INTER-COMPANY PAYABLES	(5,276,920)	0	0
216110-Intercompany Payables - Enjoy (UK) LTD	(2,887,042)	0	0
216111-Intercompany Payables - Enjoy Canada	(2,389,877)	0	0

TOTAL CURRENT LIABILITIES	39,324,267	0	0

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Pro-Forma Balance Sheet for the Month Ended June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD Actual	100-Enjoy Technologies LLC	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp)	(No books /Assets / Liabilities at this entity) Enjoy Technology Operation Corp.
NON-CURRENT LIABILITIES

220000-OTHER LIABILITIES (LONG-TERM PORTION)	33,753,878	3,915,104	0

221110-Promissory Note LT	0	0	0
221111-Other Long-Term Liabilities	12,500,000	0	0
221118-MRAC Derivative Warrant Liability	0	3,915,104	0
221400-Lease Liability LT-Finance Leases	19,638	0	0
221450-ROU Lease Liability LT-Operating Leases	21,234,240	0	0

TOTAL NON-CURRENT LIABILITIES	33,753,878	3,915,104	0

TOTAL LIABILITIES	73,078,145	3,915,104	0

SHAREHOLDERS’ EQUITY
310000-PAID-IN CAPITAL	763,989,574	150,220,854	0
311100-Common Stock	0	12,150	0
311200-Additional paid-In Capital	725,850,533	150,208,704	0
311201-Intercompany equity	291	0	0
311202-Warrants - APIC	1,356,750	0	0
311203-2020 Convertible Note adjustment - APIC	36,782,000	0	0
320000-RETAINED EARNINGS	(669,165,070)	16,913,250	0
323000-Retained Earnings	(672,360,070)	16,913,250	0
323100-Accumulated Other Comprehensive Income	0	0	0
324000-Cumulative Translation Adjustment	0	0	0
324100-Cumulative Translation Adjustment – Historical
One Time	3,195,000	0	0
NET INCOME	(112,380,903)	2,662,272	0

TOTAL SHAREHOLDERS’ EQUITY	(17,556,398)	169,796,376	0

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	55,521,747	173,711,480	0

Note: Balance sheet above reflects pro-forma estimates (unaudited) of balance sheet accounts and is subject to change pending completion of company close process

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Pro-Forma Income Stmt for June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD Actual	100-Enjoy Technologies LLC	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp)	(No books /Assets / Liabilities at this entity) Enjoy Technology Operation Corp.
400000-REVENUE	(199,271)	0	0

420000-SERVICE SALES	(199,271)	0	0
421101-AT&T Service Revenue	(249,059)	0	0
421105-Apple Revenue Generated in AT&T Visits	3,030	0	0
421110-EE Base Fee Revenue	0	0	0
421111-BT Solution Revenue	0	0	0
421113-EE Solution Revenue	0	0	0
421114-BT Base Fee Revenue	0	0	0
421120-Rogers Service Revenue	0	0	0
421140-Apple Revenue	(13,469)	0	0
421936-AT&T Chargeback True Up	63,216	0	0
421945-Rogers Chargeback True Up	0	0	0
421950-Apple Rebate	(2,989)	0	0

500000-COST OF GOODS SOLD	6,438	0	0

510000-PRODUCT COST OF SALES	6,438	0	0
511100-PRODUCT COSTS OF SALES	6,438	0	0
511151-Gross Theft	1,892	0	0
511152-Gross Shrink, Damage	4,547	0	0

G59999-REVENUE	(192,832)	0	0

600000-OPERATING EXPENSE	642,997	0	0

610000-COMPENSATION	270,204	0	0
611000-SALARIES, WAGES, AND BENEFITS	328,244	0	0
611100-SALARIES	308,857	0	0
611110-Salaries and Wages	279,129	0	0
611115-Overtime and Doubletime	13,413	0	0
611120-Bonus Sign-on	1,883	0	0
611121-Bonus Performance	13,594	0	0
611122-Bonus Other	617	0	0
611190-Payroll Cell Phone Reimbursement	221	0	0
611200-PAYROLL TAXES	23,429	0	0
611210-Employer Payroll Taxes	23,429	0	0
611300-OTHER TIME OFF	(4,042)	0	0
611310-PTO Expense	(4,042)	0	0
612000-OTHER BENEFITS AND COMPENSATION	(58,040)	0	0
612100-HEALTH INSURANCE AND OTHER BENEFITS	(58,040)	0	0
612110-Health Insurance	34,419	0	0
612111-Stock based compensation	(100,285)	0	0
612200-Workers Comp	6,254	0	0
612600-Payroll Processing Fees	1,572	0	0
620000-FIELD COSTS	64,373	0	0
621000-FIELD RELATED TRANSPORTATION	59,216	0	0
621100-FLEET VEHICLES AND TRANSPORTATION	59,216	0	0
621110-ROU Fleet Vehicles - Lease Cost	10,826	0	0
621115-Fleet Vehicles - Insurance	6,547	0	0
621117-ROU Fleet Vehicle -Variable Lease Cost	1,478	0	0
621120-Fleet Vehicles - Bridge Rentals	16,763	0	0
621125-Fleet Vehicles - Repairs & Maintenance	5,857	0	0
621130-Fleet Vehicles - Fuel	15,365	0	0
621135-Fleet Vehicles - Accessories	1,137	0	0
621160-Tolls, Registration, Tag, Misc	985	0	0
621165-Vehicle Citations	258	0	0
622000-FIELD COLLATERAL COSTS	4,991	0	0
622100-FIELD COLLATERAL COSTS	4,991	0	0
622110-Expert Phone Data	4,628	0	0
622130-Expert Apparel	76	0	0
622160-Background Checks	288	0	0
623000-OTHER FIELD COSTS	165	0	0
623100-OTHER FIELD COSTS	165	0	0
623110-Fulfillment Freight/Shipping	165	0	0

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Pro-Forma Income Stmt for June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD Actual	100-Enjoy Technologies LLC	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp)	(No books /Assets / Liabilities at this entity) Enjoy Technology Operation Corp.
630000-FACILITIES AND IT	62,162	0	0
631000-FACILITIES	38,754	0	0
631110-ROU Rent Expense-Real Estate Leases	21,872	0	0
631111-ROU Rent Expense-Non Real Estate Leases	477	0	0
631112-ROU Rent Expense-Short Term Leases	62	0	0
631113-ROU- Variable Lease Costs	10	0	0
631120-CAM and Related	5,272	0	0
631130-Utilities and related	5,939	0	0
631135-Repairs and Maintenance	315	0	0
631140-ROU Property taxes & Lease Related	51	0	0
631145-Non ROU Property taxes Non-Lease related	277	0	0
631150-Office supplies	779	0	0
631160-Telecom	307	0	0
631170-Kitchen Supplies and Rental	733	0	0
631175-Security and Monitoring	2,659	0	0
635000-IT HARDWARE AND SOFTWARE	23,408	0	0
635100-Data Center Cost	1,849	0	0
635120-Computer and Related Supplies	307	0	0
635200-Company Software and Subscription	21,251	0	0
640000-TRAVEL AND ENTERTAINMENT	1,483	0	0
641110-Airfare	207	0	0
641115-Lodging	167	0	0
641120-Travel Agency Fees	146	0	0
641125-Auto Mileage Reimbursement	24	0	0
641130-Auto rental and fuel	392	0	0
641135-Meals and Per Diem	20	0	0
641145-Meals and Entertainment	392	0	0
641155-Transportation	117	0	0
641160-Other Travel and Entertainment	17	0	0
650000-GENERAL AND ADMINISTRATIVE SERVICES	222,235	0	0
651000-OUTSIDE PROFESSIONAL SERVICES	186,061	0	0
651110-Accounting and audit fees	1,285	0	0
651120-Legal Fees	132,449	0	0
651130-Other professional fees	42,722	0	0
651140-BOD Expense	9,604	0	0
652000-RECRUITING EXPENSE	50	0	0
652110-Recruiting Agency fees	50	0	0
655000-DUES, INSURANCE, POSTAGE	35,973	0	0
655100-Corporate Insurance	35,020	0	0
655150-Bank Fee	883	0	0
655200-Dues and Subscriptions	1	0	0
655210-Postage and Shipping	0	0	0
655300-Penalties and Fines	70	0	0
659000-OTHER TAXES	151	0	0
659110-Licenses and permits	2	0	0
659120-Business tax	60	0	0
659125-Sales and use tax	89	0	0
660000-MARKETING AND CREATIVES	10	0	0
661120-Marketing Materials	10	0	0
665000-STAFF AUGMENTATION	13,111	0	0
665100-3RD PARTY LABOR	13,111	0	0
665110-Temp Labor (agency)	8,645	0	0
665120-1099 Worker	466	0	0
665130-Strategic Outsourcing	4,000	0	0
680000-DEPRECIATION AND AMORTIZATION	9,420	0	0
681000-DEPRECIATION	9,142	0	0
681110-Leasehold Improvements	6,266	0	0
681120-Furniture and Fixtures	1,013	0	0
681130-Computer Equipment	99	0	0
681150-Electronic Office Equipment	622	0	0
681170-Vehicle Equipment	196	0	0
681180-Depr Internally developed Software	946	0	0
682000-AMORTIZATION	278	0	0
682100-Intangible Amortization	278	0	0

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Pro-Forma Income Stmt for June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD Actual	100-Enjoy Technologies LLC	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp)	(No books /Assets / Liabilities at this entity) Enjoy Technology Operation Corp.
700000-OTHER INCOME/(EXPENSE)	(5,047)	0	0
711110-Foreign Currency Gain/Loss	(4,693)	0	0
711111-Other Income	0	0	0
711115-Interest Income	(354)	0	0
750000-INTEREST EXPENSE	2,816	0	0
751110-Interest Expense - Cash	2,816	0	0

G79999-TOTAL OPERATING EXPENSE	640,766	0	0

G29999-NET INCOME	(447,934)	0	0

Note: Income above reflects pro-forma estimates (unaudited) of income statement accounts for June 30, 2020 (1-day), and is subject to change pending completion of company close process

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
Statement of Cash Receipts and Disbursements for June 30, 2022 - (Unaudited)	Reporting Period:	June 30, 2022

USD in Thousands	Reporting Day	100-Enjoy Technologies LLC 6/30/2022	900-Enjoy Technology, Inc (f/k/a Marquee Raine Acquisition Corp) 6/30/2022	(No books /Assets / Liabilities at this entity) Enjoy Technology Operation Corp. 6/30/2022
Receipts
Customer Receipts		0	0	0

Total Receipts		$0	$0	$0
Operating Disbursements
Payroll		0	0	0
Rent		0	0	0
Vehicle		0	0	0
Taxes		0	0	0
Other Disbursements		0	0	0
Non-BAU: D&O Insurance		0	0	0

Total Operating Disbursements		$0	$0	$0
Non-Operating Activity
Net Debt Cash Flows		0	0	0
Restructuring Professionals		0	0	0
Canada I/C Funding		0	0	0
UK I/C Funding		0	0	0

Total Disbursements & Non-Op Activity		$0	$0	$0

Net Cash Flow		$0	$0	$0

Note: Cash schedule reflects receipts & disbursements for June 30, 2022

In re: Enjoy Technology, Inc.	Lead Case No:	22-10580
All bank statements and bank reconciliations for the reporting period	Reporting Period:	June 30, 2022

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries.

The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices.

/s/ Todd A. Zoha	7/21/2022
Signature of Authorized Individual	Date

Todd A. Zoha	Proposed CFO (Pending Bankruptcy Court approval)
Printed Name of Authorized Individual	Title of Authorized Individual